SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2008

Morgan Stanley
(Exact Name of Registrant as Specified in Charter)

Delaware	1-11758	36-3145972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 29, 2008, Morgan Stanley, a Delaware Corporation (the “Company”), entered into a Unit Agreement Without Holders’ Obligations, dated as of August 29, 2008, between the Company and The Bank of New York Mellon, as Unit Agent, as Trustee and Paying Agent under the Senior Indenture referred to therein and as Warrant Agent under the Warrant Agreement referred to therein (the “Unit Agreement”).  This Unit Agreement shall be incorporated by reference as an exhibit to the Company’s registration statement on Form S-3 (File No. 333-131266).

A copy of the Unit Agreement is attached as an exhibit hereto and is incorporated herein by reference.

Item 9.01.  Exhibits

(d) Exhibit

The following exhibit is part of this Report on Form 8-K

Exhibit No.	Description

4.1
The Unit Agreement Without Holders’ Obligations, dated as of August 29, 2008, between the Company and The Bank of New York Mellon, as Unit Agent, as Trustee and Paying Agent under the Senior Indenture referred to therein and as Warrant Agent under the Warrant Agreement referred to therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY (Registrant)

Date:	August 29, 2008	By:	/s/ MARTIN M. COHEN
			Name:	Martin M. Cohen
			Title:	Assistant Secretary and Counsel